Exhibit 99.1

1 Shareholder Presentation January 2015 Fixed Income Financials Equity Commodity Trading Systems Data & Analytics

Forward Looking Statements Certain matters discussed in this presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to (i) plans, objectives, expectations and intentions; (ii) other statements contained in this communication that are not historical facts; and (iii) other statements identified by words such as “anticipate,” “believe,” “estimate,” “may,” “might,” “intend,” “expect” and similar expressions. Actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements contained herein. These forward-looking statements are based largely on the expectations of GFI Group Inc. (“GFI Group”) and are subject to a number of risks and uncertainties. These include, but are not limited to, risks and uncertainties associated with: the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements involving GFI Group and CME Group Inc. (“CME”); the inability to complete the proposed merger involving GFI Group and CME due to the failure to obtain the required stockholder approval; the inability to satisfy the other conditions to the closing of the proposed merger involving GFI Group and CME or the tender offer by BGC Partners, Inc. and BGC Partners, L.P. (together, “BGC”), including without limitation the receipt of necessary governmental or regulatory approvals required to complete either transaction; the risk that either transaction disrupts current plans and operations and/or increases operating costs and the potential difficulties in customer loss and employee retention as a result of the announcement and consummation of either transaction; the outcome of any legal proceedings that may be instituted against GFI Group, CME, BGC or others following announcement of either transaction; economic, political and market factors affecting trading volumes; securities prices or demand for GFI Group’s brokerage services; competition from current and new competitors; GFI Group’s ability to attract and retain key personnel, including highly-qualified brokerage personnel; GFI Group’s ability to identify and develop new products and markets; changes in laws and regulations governing GFI Group’s business and operations or permissible activities; GFI Group’s ability to manage its international operations; financial difficulties experienced by GFI Group’s customers or key participants in the markets in which GFI Group focuses its services; GFI Group’s ability to keep up with technological changes; and uncertainties relating to litigation and GFI Group’s ability to assess and integrate acquisition prospects. Further information about factors that could affect the financial and other results of GFI Group is included in its filings with the SEC. GFI Group undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. 2

Disclaimers 3 Important Information for Investors and Stockholders In connection with the proposed transaction between GFI Group and CME, on December 24, 2014, the SEC declared effective CME’s registration statement on Form S-4 that included a definitive proxy statement of GFI Group that also constituted a defiitive prospectus of CME. On December 24, 2014, GFI Group commenced mailing the definitive proxy statement/prospectus to stockholders of GFI Group. On January 23, 2015, CME filed a supplement to the definitive proxy statement/prospectus on Form 424(b)(3) with the SEC, which has been mailed to stockholders of GFI Group. INVESTORS AND SECURITY HOLDERS OF GFI GROUP ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the registration statement and the definitive proxy statement/prospectus and other documents filed with the SEC by CME and GFI Group through the website maintained by the SEC at http://www.sec.gov or at the SEC public reference room at 100 F Street N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at (800) 732-0330 or visit the SEC’s website for further information on its public reference room. Copies of the documents filed with the SEC by GFI Group are available free of charge on GFI Group’s website at http://www.gfigroup.com or by contacting GFI Group’s Investor Relations Department at (212) 968-6905. Copies of the documents filed with the SEC by CME will be available free of charge on CME’s website at http://www.cmegroup.com or by contacting CME’s Investor Relations Department at (312) 930-8491. Participants in the Solicitation for the Proposed Merger Between GFI Group and CME GFI Group and its directors, executive officers and certain of its employees may be considered participants in the solicitation of proxies in connection with the proposed transactions involving GFI Group and CME. Investors and security holders may obtain more detailed information regarding the names, affiliates and interests of GFI Group’s directors and executive officers by reading GFI Group’s Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on March 13, 2014, its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on April 22, 2014, and its Current Report on Form 8-K filed with the SEC on July 25, 2014. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is or will be contained in the proxy statement/prospectus and other relevant materials filed with the SEC. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to appropriate registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Fixed Income Financials Equity Commodity Trading Systems Data & Analytics Transaction Overview

 5 CME's Offer Maximizes Value for GFI Shareholders Executive Summary Purchase price of $5.85/share represents more than an 88% premium to the $3.11/share price before announcement of the transaction on July 30, 2014 Represents increase of 29% from initial announced price of $4.55/share High level of certainty in path towards completion Due diligence completed and merger agreement signed Low conditionality with all major pre-closing milestones except the shareholder vote completed Closing can take place within one to two weeks after the January 30 shareholder vote Option for immediate liquidity at closing with cash election ($116.8 million or 25% of total consideration to non-JPI shareholders) and provides opportunity for all shareholders to participate CME has the option to increase the cash consideration should cash elections exceed this amount Competing Offer BGC Partners has a tender offer outstanding at $6.10 per share in cash with several conditions to be met Uncertain and difficult path to completion with significant conditionality BGC tender offer has been extended five times(1) (1) At tender levels as of November 20, December 9, January 7, January 15 and January 20 of approximately 18.3%, 9.7%, 17.1%, 11.0% and 11.0%, respectively, excluding existing ownership of approximately 13.4%.

 6 Comparison of Potential Transactions Price / share Diligence Completed NDA not signed BGC has not commenced diligence Contingencies Shareholder approval Minimum of 45% ownership through tender 2/3 of GFI board representation Impairment condition also provides a discretionary out Significant and non-customary conditionality Pro forma structure 100% sale of company (all shareholders) BGC ownership between 45% and 62% Voting agreement for 38% of GFI stock in favor of CME Tax treatment Majority tax deferred Taxable cash offer BGC offer fully taxable while CME offer provides optionality Probability of completion High certainty and low conditionality Closing within 1 to 2 weeks after shareholder approval Low certainty and high conditionality Closing TBD Potential to lose 88% premium for a de minimis incremental premium Risks to BGC Offer

 7 CME Offer Represents Significant Premium $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 $5.50 $6.00 $6.50 $7.00 2011 2012 2013 2014 GFIG Share Price CME Offer BGC Offer Tax-adjusted BGC Offer >88% Premium $5.39/share $6.10/share $3.11/share $5.85/share GFI Share Price (1) (1) Tax-of July 29, 2014. Tax-adjusted BGC offer represents BGC’s cash offer of $6.10 taxed at 23.8% utilizing a tax basis of $3.11, GFI’s share price as of July 29, 2014.

 8 List of Milestones in the CME Transaction Milestone Date Due Diligence Completed Jul 29, 2014 Original Merger Agreement Jul 30, 2014 BGC Offer Rejected by GFI Board Nov 4, 2014 Revised CME Merger Agreement @ $5.25/share Dec 2, 2014 Material Regulatory Approvals Received Jan 6, 2015 Revised CME Merger Agreement @ $5.60/share Jan 15, 2015 Revised CME Merger Agreement @ $5.85/share Jan 22, 2015 Revised BGC Offer Rejected by GFI Board Jan 22, 2015 Shareholder Vote Jan 30, 2015 Expected Deal Close Early Feb 2015

 9 $0 $400 $800 $1,200 $1,600 2009 2010 2011 2012 2013 2014 2015 CME Shares Provide Stability and Growth for Investors Source: Factset. Market data as of January 21, 2015. -20% 0% 20% 40% 60% 80% 100% 1/23/2012 8/28/2012 4/4/2013 11/9/2013 6/16/2014 1/21/2015 CME SP500 3 Year Total Return CME Key Statistics Market Capitalization: $29.8 bn 9/30/14 LTM Revenue: $3.0 bn 9/30/14 LTM Net Income: $1.0 bn Credit Ratings (Moody's / S&P): AA- / Aa3 Unique annual variable structure Creates opportunity to sweep excess cash to shareholders annually CME Group to keep $700M minimum cash Have returned over $4 billion to shareholders in the form of dividends since the implementation of the new dividend policy(1) 2014 annual, variable dividend declared Regular Quarterly Dividend Annual Variable Dividend (paid either end of year it reflects or first quarter of following year) CME shares have experienced strong performance relative to the overall market CME is committed to returning cash to shareholders USD in Millions 1.7% 1.6% 2.0% 4.4%(1) 4.5% 5.9% N/A Dividend Yield (1) 2013 variable dividend paid in 2012. This amount includes dividends that have been declared, but not yet paid.